Exhibit 99 (b)

BALANCE SHEETS
BOK FINANCIAL CORPORATION
(In thousands)
		Period Ended
	March 31,	December 31,	March 31,
	2011	2010	2010
	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$ 805,928	$1,247,946	$ 902,575
Funds sold and resell agreements	2,462	21,458	29,410
Trading securities	80,719	55,467	115,641
Securities:
Available for sale	9,707,825	9,311,252	8,904,395
Investment	343,401	339,553	309,910
Mortgage trading securities	326,624	428,021	427,196
Total securities	10,377,850	10,078,826	9,641,501
Residential mortgage loans held for sale	127,119	263,413	178,362
Loans:
Commercial	6,048,257	5,933,996	6,014,739
Commercial real estate	2,222,982	2,277,350	2,443,848
Residential mortgage	1,777,321	1,828,248	1,797,711
Consumer	541,275	603,442	714,926
Total loans	10,589,835	10,643,036	10,971,224
Less allowance for loan losses	(289,549)	(292,971)	(299,717)
Loans, net of allowance	10,300,286	10,350,065	10,671,507
Premises and equipment, net	265,532	265,465	279,152
Accrued revenue receivable	113,060	148,940	107,300
Goodwill	335,601	335,601	335,601
Intangible assets, net	12,906	13,803	17,315
Mortgage servicing rights, net	120,345	115,723	119,066
Real estate and other repossessed assets	131,420	141,394	121,933
Bankers' acceptances	1,884	1,222	2,945
Derivative contracts	245,124	270,445	325,364
Cash surrender value of bank-owned life insurance	258,322	255,442	248,927
Receivable on unsettled securities sales	242,828	135,059	-
Other assets	279,637	241,334	405,377
TOTAL ASSETS	$ 23,701,023	$23,941,603	$ 23,501,976

LIABILITIES AND EQUITY
Deposits:
Demand	$ 4,457,187	$4,220,764	$ 3,599,981
Interest-bearing transaction	9,528,864	9,255,362	8,093,725
Savings	209,264	193,767	179,554
Time	3,677,611	3,509,168	3,654,256
Total deposits	17,872,926	17,179,061	15,527,516
Funds purchased	466,749	1,025,018	1,465,983
Repurchase agreements	1,006,051	1,258,762	1,172,280
Other borrowings	36,864	833,578	1,909,934
Subordinated debentures	398,744	398,701	398,578
Accrued interest, taxes, and expense	135,486	134,107	117,179
Bankers' acceptances	1,884	1,222	2,945
Due on unsettled securities purchases	843,904	160,425	103,186
Derivative contracts	156,038	215,420	311,685
Other liabilities	184,689	191,431	159,973
TOTAL LIABILITIES	21,103,335	21,397,725	21,169,259
Shareholders' equity:
Capital, surplus and retained earnings	2,467,820	2,413,887	2,264,786
Accumulated other comprehensive income	108,313	107,839	47,657
TOTAL SHAREHOLDERS' EQUITY	2,576,133	2,521,726	2,312,443
Non-controlling interest	21,555	22,152	20,274
TOTAL EQUITY	2,597,688	2,543,878	2,332,717
TOTAL LIABILITIES AND EQUITY	$ 23,701,023	$23,941,603	$ 23,501,976

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

ASSETS
Funds sold and resell agreements	$ 20,680	$21,128	$ 18,882	$22,776	$ 32,363
Trading securities	60,768	74,084	69,315	58,722	70,979
Securities:
Available for sale	9,423,201	9,662,055	9,270,710	8,892,175	8,884,678
Investment	339,246	341,941	336,455	335,117	256,003
Mortgage trading securities	397,093	474,731	602,049	435,693	366,845
Total securities	10,159,540	10,478,727	10,209,214	9,662,985	9,507,526
Residential mortgage loans held for sale	125,494	282,734	242,559	183,489	137,404
Loans:
Commercial	6,084,765	5,946,960	6,003,159	6,060,642	6,132,889
Commercial real estate	2,236,400	2,282,779	2,335,226	2,359,958	2,492,535
Residential mortgage	1,788,049	1,832,624	1,893,162	1,848,692	1,833,602
Consumer	544,542	604,830	629,968	702,174	728,294
Total loans	10,653,756	10,667,193	10,861,515	10,971,466	11,187,320
Less allowance for loan losses	(295,014)	(307,223)	(308,139)	(312,595)	(309,194)
Total loans, net	10,358,742	10,359,970	10,553,376	10,658,871	10,878,126
Total earning assets	20,725,224	21,216,643	21,093,346	20,586,843	20,626,398
Cash and due from banks	1,095,910	1,092,979	989,782	903,555	1,089,971
Cash surrender value of bank-owned life insurance	256,456	255,530	252,912	249,914	247,415
Derivative contracts	211,895	249,861	267,952	288,853	300,865
Other assets	1,450,289	1,467,938	1,588,298	1,415,642	1,448,098
TOTAL ASSETS	$ 23,739,774	$24,282,951	$ 24,192,290	$23,444,807	$ 23,712,747

LIABILITIES AND EQUITY
Deposits:
Demand	$ 4,265,657	$4,171,595	$ 3,831,486	$3,660,910	$ 3,485,504
Interest-bearing transaction	9,632,595	9,325,573	8,699,495	8,287,296	7,963,752
Savings	203,638	191,235	189,512	184,376	170,990
Time	3,616,991	3,602,150	3,774,136	3,701,167	3,772,295
Total deposits	17,718,881	17,290,553	16,494,629	15,833,749	15,392,541
Funds purchased	820,969	775,620	1,096,873	1,359,937	1,519,689
Repurchase agreements	1,062,359	1,201,760	1,130,215	1,131,147	1,055,597
Other borrowings	144,987	829,756	1,465,516	1,619,745	2,249,470
Subordinated debentures	398,723	398,680	398,638	398,598	398,559
Derivative contracts	144,492	197,330	228,297	243,089	276,696
Other liabilities	884,566	1,053,695	895,703	479,813	521,567
TOTAL LIABILITIES	21,174,977	21,747,394	21,709,871	21,066,078	21,414,119
Total equity	2,564,797	2,535,557	2,482,419	2,378,729	2,298,628
TOTAL LIABILITIES AND EQUITY	$ 23,739,774	$24,282,951	$ 24,192,290	$23,444,807	$ 23,712,747

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended
	March 31,
	2011	2010

Interest revenue	$202,089	$ 219,370
Interest expense	31,450	36,796
Net interest revenue	170,639	182,574
Provision for credit losses	6,250	42,100

Net interest revenue after provision for credit losses	164,389	140,474

Other operating revenue
Brokerage and trading revenue	25,376	21,035
Transaction card revenue	28,445	25,687
Trust fees and commissions	18,422	16,320
Deposit service charges and fees	22,480	26,792
Mortgage banking revenue	17,356	14,871
Bank-owned life insurance	2,863	2,972
Other revenue	8,332	7,638
Total fees and commissions	123,274	115,315
Loss on other assets, net	(68)	(1,390)
Loss on derivatives, net	(2,413)	(341)
Gain on securities, net	1,384	4,524
Total other-than-temporary impairment losses	-	(9,708)
Portion of loss recognized in (reclassified from)
other comprehensive income	(4,599)	5,483
Net impairment losses recognized in	(4,599)	(4,225)
Total other operating revenue	117,578	113,883

Other operating expense
Personnel	99,994	96,824
Business promotion	4,624	3,978
Professional fees and services	7,458	6,401
Net occupancy and equipment	15,604	15,511
Insurance	6,186	6,533
Data processing and communications	22,503	20,309
Printing, postage and supplies	3,082	3,322
Net losses and operating expenses
of repossessed assets	6,015	7,220
Amortization of intangible assets	896	1,324
Mortgage banking costs	6,471	9,267
Change in fair value of mortgage servicing rights	(3,129)	(13,932)
Other expense	8,745	6,975
Total other operating expense	178,449	163,732

Net income before taxes	103,518	90,625
Federal and state income taxes	38,752	30,283

Net income	64,766	60,342
Net income (loss) attributable to non-controlling interest	(8)	209

Net income attributable to BOK Financial Corporation	$ 64,774	$ 60,133

Average shares outstanding:
Basic	67,901,722	67,592,315
Diluted	68,176,527	67,790,049

Net income per share:
Basic	$0.95	$ 0.88
Diluted	$0.94	$ 0.88

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Capital:
Period-end shareholders' equity	$ 2,576,133	$2,521,726	$ 2,503,650	$2,428,738	$ 2,312,443
Risk weighted assets	$ 16,416,387	$16,368,976	$ 16,484,702	$16,611,662	$ 16,787,566
Risk-based capital ratios:
Tier 1	12.97%	12.69%	12.30%	11.90%	11.45%
Total capital	16.48%	16.20%	15.79%	15.38%	15.09%
Leverage ratio	9.13%	8.74%	8.61%	8.57%	8.25%
Tangible common equity ratio (A)	9.54%	9.21%	8.96%	8.88%	8.46%
Tier 1 common equity ratio (B)	12.84%	12.55%	12.17%	11.77%	11.33%

Common stock:
Book value per share	$ 37.64	$36.97	$ 36.77	$35.67	$ 33.99

Market value per share:
High	$ 56.32	$54.86	$ 50.58	$55.60	$ 53.11
Low	$ 50.37	$44.83	$ 42.89	$47.45	$ 45.43

Cash dividends paid	$ 17,102	$17,025	$ 16,856	$16,834	$ 16,304
Dividend payout ratio	26.40%	28.94%	26.23%	26.50%	27.11%
Shares outstanding, net	68,438,422	68,207,689	68,091,126	68,080,797	68,042,918
Stock buy-back program:
Shares repurchased	-	-	-	-	-
Amount	$ -	$-	$ -	$-	$ -
Average price per share	$ -	$-	$ -	$ -	$ -

Performance ratios (quarter annualized):
Return on average assets	1.11%	0.96%	1.05%	1.09%	1.03%
Return on average equity	10.24%	9.21%	10.27%	10.71%	10.61%
Net interest margin	3.46%	3.19%	3.50%	3.63%	3.68%
Efficiency ratio	61.15%	65.60%	59.07%	59.56%	59.11%

Other data:
Gain (loss) on economic hedge of mortgage servicing rights	$ (5,937)	$(18,509)	$ 8,045	$22,431	$ (211)
Trust assets	$ 32,013,487	$32,751,501	$ 31,460,021	$29,825,608	$ 30,739,254
Mortgage servicing portfolio	$ 11,202,626	$11,263,130	$ 11,190,802	$11,057,385	$ 10,895,182
Mortgage loans funded for sale	$ 451,821	$821,921	$ 756,022	$540,835	$ 383,293
Mortgage loan refinances to total fundings	49%	72%	64%	34%	55%
Tax equivalent adjustment	$ 2,321	$2,263	$ 2,152	$2,327	$ 2,416
Net unrealized gain on available for sale securities	$ 201,340	$200,203	$ 255,421	$215,439	$ 107,754

(A) Tangible common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Total shareholders' equity	$ 2,576,133	$2,521,726	$ 2,503,650	$2,428,738	$ 2,312,443
Less: Goodwill and intangible assets, net	(348,507)	(349,404)	(350,769)	(351,592)	(352,916)
Tangible common equity	$ 2,227,626	$2,172,322	$ 2,152,881	$2,077,146	$ 1,959,527

Total assets	$ 23,701,023	$23,941,603	$ 24,385,952	$23,736,728	$ 23,501,976
Less: Goodwill and intangible assets, net	(348,507)	(349,404)	(350,769)	(351,592)	(352,916)
	$ 23,352,516	$23,592,199	$ 24,035,183	$23,385,136	$ 23,149,060

Tangible common equity ratio	9.54%	9.21%	8.96%	8.88%	8.46%

(B) Tier 1 common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Tier 1 capital	$ 2,129,998	$2,076,525	$ 2,027,226	$1,976,588	$ 1,922,783
Less: Non-controlling interest	(21,555)	(22,152)	(20,338)	(21,289)	(20,274)
Tier 1 common equity	$ 2,108,443	$2,054,373	$ 2,006,888	$1,955,299	$ 1,902,509

Risk weighted assets	$ 16,416,387	$16,368,976	$ 16,484,702	$16,611,662	$ 16,787,566

Tier 1 common equity ratio	12.84%	12.55%	12.17%	11.77%	11.33%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Interest revenue	$ 202,089	$197,148	$ 216,967	$217,597	$ 219,370
Interest expense	31,450	33,498	36,252	35,484	36,796
Net interest revenue	170,639	163,650	180,715	182,113	182,574
Provision for credit losses	6,250	6,999	20,000	36,040	42,100
Net interest revenue after
provision for credit losses	164,389	156,651	160,715	146,073	140,474

Other operating revenue
Brokerage and trading revenue	25,376	28,610	27,072	24,754	21,035
Transaction card revenue	28,445	29,500	28,852	28,263	25,687
Trust fees and commissions	18,422	18,145	16,774	17,737	16,320
Deposit service charges and fees	22,480	23,732	24,290	28,797	26,792
Mortgage banking revenue	17,356	25,158	29,236	18,335	14,871
Bank-owned life insurance	2,863	3,182	3,004	2,908	2,972
Other revenue	8,332	7,648	7,708	7,374	7,638
Total fees and commissions	123,274	135,975	136,936	128,168	115,315
Gain (loss) on other assets, net	(68)	15	(1,331)	1,545	(1,390)
Gain (loss) on derivatives, net	(2,413)	(7,286)	4,626	7,272	(341)
Gain (loss) on securities, net	1,384	(10,164)	11,753	23,100	4,524
Total other-than-temporary impairment losses	-	(4,768)	(4,525)	(10,959)	(9,708)
Portion of loss recognized in (reclassified from)
other comprehensive income	(4,599)	(1,859)	(9,786)	8,313	5,483
Net impairment losses recognized in earnings	(4,599)	(6,627)	(14,311)	(2,646)	(4,225)
Total other operating revenue	117,578	111,913	137,673	157,439	113,883

Other operating expense
Personnel	99,994	106,770	101,216	97,054	96,824
Business promotion	4,624	4,377	4,426	4,945	3,978
Professional fees and services	7,458	9,527	7,621	6,668	6,401
Net occupancy and equipment	15,604	16,331	16,436	15,691	15,511
Insurance	6,186	6,139	6,052	5,596	6,533
Data processing and communications	22,503	23,902	21,601	21,940	20,309
Printing, postage and supplies	3,082	3,170	3,648	3,525	3,322
Net losses and operating expenses
of repossessed assets	6,015	6,966	7,230	13,067	7,220
Amortization of intangible assets	896	1,365	1,324	1,323	1,324
Mortgage banking costs	6,471	11,999	9,093	10,380	9,267
Change in fair value of mortgage servicing rights	(3,129)	(25,111)	15,924	19,458	(13,932)
Visa retrospective responsibility obligation	-	(1,103)	1,103	-	-
Other expense	8,745	14,029	9,491	6,265	6,975
Total other operating expense	178,449	178,361	205,165	205,912	163,732

Net income before taxes	103,518	90,203	93,223	97,600	90,625
Federal and state income taxes	38,752	31,097	29,935	32,042	30,283

Net income	64,766	59,106	63,288	65,558	60,342
Net income (loss) attributable to non-controlling interest	(8)	274	(979)	2,036	209

Net income attributable to BOK Financial Corporation	$ 64,774	$58,832	$ 64,267	$63,522	$ 60,133

Average shares outstanding:
Basic	67,901,722	67,685,434	67,625,378	67,605,807	67,592,315
Diluted	68,176,527	67,888,950	67,765,344	67,880,587	67,790,049

Net income per share:
Basic	$ 0.95	$0.86	$ 0.94	$0.93	$ 0.88
Diluted	$ 0.94	$0.86	$ 0.94	$0.93	$ 0.88

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Oklahoma:
Commercial	$ 2,618,045	$2,581,082	$ 2,662,347	$2,704,460	$ 2,616,086
Commercial real estate	661,254	726,409	748,501	784,549	787,543
Residential mortgage	1,219,237	1,253,466	1,293,334	1,257,497	1,235,788
Consumer	291,412	336,492	349,720	395,274	404,570
Total Oklahoma	4,789,948	4,897,449	5,053,902	5,141,780	5,043,987

Texas:
Commercial	1,916,270	1,888,635	1,876,994	1,902,934	1,935,819
Commercial real estate	687,817	686,956	715,859	731,399	769,682
Residential mortgage	283,925	297,027	309,815	308,496	307,643
Consumer	141,199	146,986	151,434	160,377	160,449
Total Texas	3,029,211	3,019,604	3,054,102	3,103,206	3,173,593

New Mexico:
Commercial	262,597	279,432	289,368	286,555	326,203
Commercial real estate	326,104	314,781	314,957	294,425	298,197
Residential mortgage	90,466	88,392	87,851	87,549	85,629
Consumer	19,242	19,583	20,153	20,542	16,713
Total New Mexico	698,409	702,188	712,329	689,071	726,742

Arkansas:
Commercial	75,889	84,775	91,752	89,376	86,566
Commercial real estate	124,875	116,989	117,137	114,576	129,125
Residential mortgage	14,114	13,155	14,937	15,823	17,071
Consumer	61,746	72,787	84,869	96,189	110,123
Total Arkansas	276,624	287,706	308,695	315,964	342,885

Colorado:
Commercial	514,100	470,500	457,421	484,188	495,916
Commercial real estate	172,416	197,180	203,866	225,758	228,998
Residential mortgage	67,975	72,310	75,152	69,325	68,049
Consumer	20,145	21,409	15,402	18,548	17,991
Total Colorado	774,636	761,399	751,841	797,819	810,954

Arizona:
Commercial	251,390	231,117	234,739	204,326	209,019
Commercial real estate	213,442	201,018	188,943	163,374	202,192
Residential mortgage	89,384	89,245	85,184	78,890	68,015
Consumer	5,266	3,445	3,061	2,971	3,068
Total Arizona	559,482	524,825	511,927	449,561	482,294

Kansas / Missouri:
Commercial	409,966	398,455	359,387	339,689	345,130
Commercial real estate	37,074	34,017	33,859	26,828	28,111
Residential mortgage	12,220	14,653	17,635	16,666	15,516
Consumer	2,265	2,740	2,167	2,133	2,012
Total Kansas / Missouri	461,525	449,865	413,048	385,316	390,769

TOTAL BOK FINANCIAL	$ 10,589,835	$10,643,036	$ 10,805,844	$10,882,717	$ 10,971,224

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Oklahoma:
Demand	$ 2,420,210	$2,271,375	$ 2,238,303	$2,101,994	$ 2,062,084
Interest-bearing:
Transaction	6,068,304	6,061,626	5,609,811	5,562,287	5,237,983
Savings	120,020	106,411	103,524	102,590	101,708
Time	1,465,506	1,373,307	1,497,344	1,442,525	1,360,756
Total interest-bearing	7,653,830	7,541,344	7,210,679	7,107,402	6,700,447
Total Oklahoma	10,074,040	9,812,719	9,448,982	9,209,396	8,762,531

Texas:
Demand	1,405,892	1,389,876	1,238,103	1,150,495	1,068,656
Interest-bearing:
Transaction	1,977,850	1,791,810	1,786,979	1,674,519	1,675,759
Savings	40,313	36,429	35,614	36,814	37,175
Time	1,015,754	966,116	1,031,877	1,003,936	1,043,813
Total interest-bearing	3,033,917	2,794,355	2,854,470	2,715,269	2,756,747
Total Texas	4,439,809	4,184,231	4,092,573	3,865,764	3,825,403

New Mexico:
Demand	282,708	270,916	262,567	223,869	222,685
Interest-bearing:
Transaction	498,355	530,244	535,012	491,708	480,189
Savings	24,455	28,342	27,906	30,231	20,036
Time	453,580	450,177	469,493	476,155	495,243
Total interest-bearing	976,390	1,008,763	1,032,411	998,094	995,468
Total New Mexico	1,259,098	1,279,679	1,294,978	1,221,963	1,218,153

Arkansas:
Demand	15,144	15,310	17,604	14,919	17,599
Interest-bearing:
Transaction	130,613	129,580	137,797	108,104	61,398
Savings	1,514	1,266	1,522	1,288	1,266
Time	94,889	100,998	116,536	119,472	105,794
Total interest-bearing	227,016	231,844	255,855	228,864	168,458
Total Arkansas	242,160	247,154	273,459	243,783	186,057

Colorado:
Demand	197,579	157,742	156,685	143,783	136,048
Interest-bearing:
Transaction	528,948	522,207	501,405	441,085	456,508
Savings	21,655	20,310	19,681	18,869	18,118
Time	546,586	502,889	495,899	497,538	509,410
Total interest-bearing	1,097,189	1,045,406	1,016,985	957,492	984,036
Total Colorado	1,294,768	1,203,148	1,173,670	1,101,275	1,120,084

Arizona:
Demand	106,880	74,887	97,384	71,711	61,183
Interest-bearing:
Transaction	102,089	95,890	94,108	94,033	81,851
Savings	984	809	812	1,062	1,105
Time	50,060	52,227	59,678	63,643	64,592
Total interest-bearing	153,133	148,926	154,598	158,738	147,548
Total Arizona	260,013	223,813	251,982	230,449	208,731

Kansas / Missouri:
Demand	28,774	40,658	35,869	28,518	31,726
Interest-bearing:
Transaction	222,705	124,005	180,273	116,423	100,037
Savings	323	200	132	110	146
Time	51,236	63,454	70,673	69,819	74,648
Total interest-bearing	274,264	187,659	251,078	186,352	174,831
Total Kansas / Missouri	303,038	228,317	286,947	214,870	206,557

TOTAL BOK FINANCIAL	$ 17,872,926	$17,179,061	$ 16,822,591	$16,087,500	$ 15,527,516

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
TAX-EQUIVALENT ASSETS YIELDS
Trading securities	3.84%	4.06%	3.26%	4.51%	4.53%
Funds sold and resell agreements	0.08%	0.13%	0.08%	0.14%	0.10%
Securities:
Taxable (A)	3.20%	2.67%	3.28%	3.56%	3.73%
Tax-exempt (A)	5.07%	4.95%	4.87%	4.89%	5.28%
Total securities (A)	3.25%	2.73%	3.32%	3.60%	3.78%
Residential mortgage loans held for sale	4.33%	3.85%	4.24%	4.76%	5.16%
Loans	4.75%	4.76%	4.87%	4.83%	4.81%
Less allowance for loan losses	-	-	-	-	-
Loans, net of allowance	4.89%	4.90%	5.01%	4.97%	4.95%
Total tax-equivalent yield on earning assets (A)	4.09%	3.84%	4.19%	4.33%	4.41%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.32%	0.37%	0.45%	0.49%	0.52%
Savings	0.37%	0.35%	0.39%	0.40%	0.42%
Time	1.82%	1.78%	1.80%	1.74%	1.86%
Total interest-bearing deposits	0.72%	0.76%	0.85%	0.87%	0.94%
Funds purchased	0.16%	0.25%	0.19%	0.20%	0.14%
Repurchase agreements	0.40%	0.49%	0.52%	0.56%	0.57%
Other borrowings	1.31%	0.37%	0.36%	0.35%	0.29%
Subordinated debt	5.67%	5.64%	5.64%	5.57%	5.66%
Total cost of interest-bearing liabilities	0.80%	0.81%	0.86%	0.85%	0.87%
Tax-equivalent net interest revenue spread	3.29%	3.03%	3.33%	3.48%	3.54%
Effect of noninterest-bearing funding sources and other	0.17%	0.16%	0.17%	0.15%	0.14%
Tax-equivalent net interest margin	3.46%	3.19%	3.50%	3.63%	3.68%

(A) Yield calculations exclude security trades that have been recorded on trade date with no corresponding interest income.

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Nonperforming assets:
Nonaccruing loans (B):
Commercial	$ 57,449	$38,455	$ 49,361	$82,775	$ 84,491
Commercial real estate	125,504	150,366	177,709	193,698	219,639
Residential mortgage	37,824	37,426	38,898	40,033	36,281
Consumer	5,185	4,567	2,784	3,188	3,164
Total nonaccruing loans	225,962	230,814	268,752	319,694	343,575
Renegotiated loans (A)	21,705	22,261	25,252	21,327	17,763
Real estate and other repossessed assets	131,420	141,394	126,859	119,908	121,933
Total nonperforming assets	$ 379,087	$394,469	$ 420,863	$460,929	$ 483,271

Nonaccruing loans by principal market (B):
Oklahoma	$ 49,585	$60,805	$ 72,264	$93,898	$ 102,231
Texas	34,404	33,157	36,979	49,695	58,067
New Mexico	17,510	19,283	23,792	26,956	23,021
Arkansas	29,769	7,914	9,990	10,933	14,652
Colorado	40,629	49,416	55,631	66,040	66,883
Arizona	54,065	60,239	70,038	72,111	78,656
Kansas / Missouri	-	-	58	61	65
Total nonaccruing loans	$ 225,962	$230,814	$ 268,752	$319,694	$ 343,575
	-	-	-	-	-
Nonaccruing loans by loan portfolio sector (B):
Commercial:
Energy	$ 415	$465	$ 8,189	$26,259	$ 17,182
Manufacturing	4,545	2,116	2,454	3,237	4,834
Wholesale / retail	30,411	8,486	5,584	5,561	6,629
Integrated food services	6	13	58	58	65
Services	15,720	19,262	23,925	31,062	35,535
Healthcare	2,574	3,534	2,608	8,568	10,538
Other commercial and industrial	3,778	4,579	6,543	8,030	9,708
Total commercial	57,449	38,455	49,361	82,775	84,491
Commercial real estate:
Construction and land development	90,707	99,579	116,252	132,686	140,508
Retail	5,276	4,978	8,041	4,967	14,843
Office	14,628	19,654	24,942	24,764	26,660
Multifamily	1,900	6,725	6,924	7,253	15,725
Industrial	-	4,087	4,151	4,223	-
Other commercial real estate	12,993	15,343	17,399	19,805	21,903
Total commercial real estate	125,504	150,366	177,709	193,698	219,639
Residential mortgage:
Permanent mortgage	33,466	32,111	36,654	37,978	34,134
Home equity	4,358	5,315	2,244	2,055	2,147
Total residential mortgage	37,824	37,426	38,898	40,033	36,281
Consumer	5,185	4,567	2,784	3,188	3,164
Total nonaccruing loans	$ 225,962	$230,814	$ 268,752	$319,694	$ 343,575
	-	-	-	-	-
Performing loans 90 days past due	$ 9,291	$9,961	$ 6,433	$12,474	$ 12,915

Gross charge-offs	$ 15,232	$20,152	$ 25,340	$38,168	$ 40,328
Recoveries	4,914	5,939	5,205	2,614	5,850
Net charge-offs	$ 10,318	$14,213	$ 20,135	$35,554	$ 34,478

Provision for credit losses	$ 6,250	$6,999	$ 20,000	$36,040	$ 42,100

Allowance for loan losses to period end loans	2.73%	2.75%	2.77%	2.75%	2.73%
Combined allowance for credit losses to period end loans	2.86%	2.89%	2.91%	2.89%	2.86%
Nonperforming assets to period end loans
and repossessed assets	3.54%	3.66%	3.85%	4.19%	4.36%
Net charge-offs (annualized) to average loans	0.39%	0.53%	0.74%	1.30%	1.23%
Allowance for loan losses to nonaccruing loans	128.14%	126.93%	111.31%	93.68%	87.23%
Combined allowance for credit losses to nonaccruing loans	134.17%	133.11%	117.01%	98.40%	91.42%

(A) includes residential mortgage loans guaranteed by	$ 18,304	$18,551	$ 21,706	$17,598	$ 14,083
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.
(B) includes loans subject to First United Bank sellers escrow	$ -	$-	$ -	$-	$ 4,281